UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2017

NATURALSHRIMP INCORPORATED
(Exact name of registrant as specified in its charter)

Nevada	000-54030	74-3262176
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15150 Preston Rd, Suite 300
Dallas, Texas 75248
(Address of principal executive offices)

Registrant’s telephone number, including area code: (888) 791-9474

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

The information included in Item 2.03 and 3.02 of this Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registration.

On September 28, 2017, the Company entered into a Securities Purchase Agreement with EMA Financial, LLC (“EMA”), pursuant to which the Company agreed to sell to EMA a 12% Convertible Note for $55,000 with a maturity date of September 28, 2018 (the “Note”). EMA has the right, at any time, to convert the Note into the Company’s common stock, par value $0.0001, at a conversion price equal to the lower of (i) the closing sale price of the Company’s common stock on the Closing Date (as hereafter defined), or (ii) 60% of either the lowest sale price for the Company’s common stock during the twenty (20) consecutive trading days including and immediately preceding the Closing Date, or the closing bid price, whichever is lower (the “Conversion Price”), provided that, if the price of the Company’s common stock loses a bid, then the Conversion Price may be reduced, at EMA’s absolute discretion, to a fixed conversion price of $0.00001 (“Adjusted Conversion Price”). If at any time the Adjusted Conversion Price for any conversion would be less than par value of the Company’s Common Stock, then the Conversion Price shall equal such par value for any such conversion and the conversion amount for such conversion shall be increased to include additional principal to the extent necessary to cause the number of shares issuable upon conversion equal the same number of shares as would have been issued had the Conversion Price not been subject to the minimum par value price. The effective closing date of the Securities Purchase Agreement and Note is October 17, 2017 (the “Closing Date”).

The foregoing does not purport to be a complete description of the Note and Securities Purchase Agreement, which are qualified in their entirety by reference to the full text of such documents, which are filed as Exhibits 10.1 and 10.2, respectively, hereto.

Item 3.02. Unregistered Sales of Equity Securities.

Reference is made to the disclosures set forth under Item 2.03 of this Current Report on Form 8-K, which disclosures are incorporated herein by reference.

The issuance of the Note (and securities issuable upon conversion thereof) in connection with the Securities Purchase Agreement is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Section 4(2) of the Securities Act and Regulation D. Prior to the issuance of Note (and securities issuable upon conversion thereof), EMA made certain representations to the Company as required by Regulation D. The Company has not and will not engage in general solicitation or advertising with regard to the issuance of Note (and securities issuable upon conversion thereof) pursuant to the Securities Purchase Agreement and has not and will not offer securities to the public in connection with the issuance of the Note (and securities issuable upon conversion thereof).

Item 9.01 Financial Statement and Exhibits

Exhibits

Exhibit No.	Description
10.1*	Securities Purchase Agreement between the Company and EMA Financial, LLC dated September 28, 2017
10.2*	12% Convertible Note issued to EMA Financial, LLC dated September 28, 2017

* Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 17, 2017

NATURALSHRIMP INCORPORATED

By:	/s/ Bill Williams
Name: Bill G. Williams
Title: Chief Executive Officer

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